BankUnited Financial Corporation Analyst Meeting February 26 – 27, 2007 Exhibit 99.1

Forward Looking Information
This presentation contains certain forward looking
statements which are based on management’s
expectations regarding factors that may impact
the Company's strategic initiatives, and economic
outlook.  Such forward-looking statements are
based on current plans and expectations, which
are subject to a number of uncertainties and risks
that could cause future results to differ materially
from historical performance or future
expectations.

Commercial Banking Abel Iglesias Senior Executive Vice President

Vision/Unique Value Added
Vision: Become the “go-to” commercial bank for small to mid-size businesses in the communities we serve.
Unique Value Added: We are not a cookie cutter deliverer of financial services.  We first seek to thoroughly understand the internal, as well as external challenges of our customer’s business.  Then, we structure a financial package best suited to meet those challenges.
We then challenge ourselves “day-in-day-out” to prove to that customer they made a wise choice in selecting BankUnited over other institutions.  We do this in part by staying close to our customer, instilling confidence, trust, and an above average level of customer service. We want our customers to depend upon us for all of their financial needs.  In summary, we believe that by consistently delivering an above average level of service quality we’re able to create greater customer dependency which ultimately compels them to pay higher premiums for these services to BankUnited.

Target Market
Opportunity - Opportunity – Opportunity
Firms with annual revenue of $5MM to $55MM
Number of companies that fit into the $5MM to $55MM in revenue bucket by county are:
Miami-Dade approx. 3,200
Broward approx. 1,450
Palm Beach approx. 675
We target
Wholesale Distributors
Manufacturers
Service Providers
Typical Customer
The typical customer has been established for 10 – 15 years, is generally owned by a limited number of shareholders/family members, and in a good position for continued
growth.  These companies typically have experienced high growth and are in need of a larger bank with the lending capacity and product set offered at BankUnited

Corporate Average Balances – Loans & Deposits
Loan balances have grown by an average CAGR of 11% since 2003.
Deposit balances have grown by an average CAGR of 38% since 2003.
Approximately 25% of deposits are non interest bearing.
Average Loans (Dollars In Thousands)
147,066
181,281
216,424
282,224
344,465
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
FY 2003 FY 2004 FY 2005 FY 2006 Q1 2007
Average Deposits (Dollars In Thousands)
18,759
66,398
101,478
159,429
206,627
-
50,000
100,000
150,000
200,000
250,000
FY 2003 FY 2004 FY 2005 FY 2006 Q1 2007

Relationships
As of December 31, 2006, there were 476 relationships in
Corporate Banking
The CAGR from 2003 to 2006 is 81%
495% 396 476 80 Total Relationships
554% 72 85 13 Personal
550% 132 156 24 Non-Borrowing
447% 192 235 43 Borrowing
Change Increase 12/31/2006 3/31/2003 Relationships
% Total Total Total
43
235
24
156
13
85
0
50
100
150
200
250
Borrowing Non-Borrowing Personal
Corporate Division Relationships
2003
2006

Cross Sell Ratio
As of September 30, 2006, based on 455
relationships and 1,260 products and
services, the Cross Sell Ratio was (2.77:1)
Approximately half of these relationships are
borrowing relationships
Cross selling is a cornerstone of what we do

NAL
NAL/Total Loans

BankUnited
Banking For Locals, By Locals

Credit Profile
Non Accruing Loans vs Total Average Loans (Dollars In Thousands)
1,182
100
1,800
0.03%
0.42%
0.83%
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2005 2006 Q1 2007
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%

Corporate Portfolio Details
Corporate Portfolio Breakout as of December 31, 2003
Commercial
Secured by Other
51%
Commercial
Unsecured
7%
Construction
1%
Land
5%
Non Residential
Real Estate
36%
Corporate Portfolio Breakout as of December 31, 2006
Bankers
Acceptances
1%
Commercial
Secured by Other
40%
Commercial
Unsecured
1%
Construction
1%
Land
6%
Non Residential
Real Estate
51%

Small Business

Small Business Average Balances - Loans Average Loans (Dollars In Thousands) 61,679 89,503 127,725 164,888 213,164 - 50,000 100,000 150,000 200,000 250,000 FY 2003 FY 2004 FY 2005 FY 2006 Q1 2007

Middle Market and Small Business Competitors
Out of State Competition
Bank of America
Comerica Bank
Wachovia Bank
Mellon Bank
Colonial Bank
Regions Bank
SunTrust Bank
Merrill Lynch
Mercantile Bank
Local Competition
Ocean Bank
Riverside Bank
City National Bank of
Florida
CommerceBank, N.A.

Why Are We Better Than The Rest? Talented Team of Lenders Knowledge of Market Localized Decision Making Customer Service

Risk Management Felix Garcia Executive Vice President

Corporate Security
Maintains physical security through supervision of security
guards and security device installations and maintenance
Conducts external investigations and recovery of customer
complaints and operational losses such as check and ATM
fraud
Conducts internal investigations resulting from employee
misconduct or misappropriation of funds
Ensures business continuity through system testing, impact
analysis and disaster recovery routines
Processes all legal demands including subpoenas,
summonses and garnishments

Compliance
Conducts in-depth reviews of compliance with
applicable laws and regulations as part of a
comprehensive compliance program
Performs ongoing testing of customer transactions to
ensure compliance with customer protection regulations
Sign-off on all new products for regulatory compliance
Provides strategic direction for a profitable and
compliant CRA program
Monitors CRA performance across all business lines
Collects all analysis and submits all HMDA/CRA/Fair
Lending data in accordance with regulatory
requirements

BSA Department
Reviews cash transactions for possible structuring
Reviews and files all Currency Transaction Reports
Monitors account transactions for suspicious activity
through AML system
Prepares and files Suspicious Activity Report
Checks all deposit and loan accounts against OFAC list
Reviews all Grand Jury Subpoena and FinCEN 314(a)
requests
Monitors wire transfers activity (domestic and foreign)
Provides BSA/AML/OFAC Training

Residential Risk Management
Analyzes residential portfolio and reports for:
Growth
Loan to Value
Past Dues
Negative Amortization
Domestic and foreign borrowers
State and country concentrations
Appraisal activity
Condominium concentrations
Vintage analysis
Sample 10% of monthly production to test for adherence to policies and underwriting requirements
Conducts specific loan origination center reviews to report on quality of underwriting and documentation of recently closed loans

FICO Score Distribution – Option ARM Portfolio December 31, 2006 0% 11% 44% 30% 15% 0 - 620 621 - 660 661 - 710 711 - 760 761 Plus

FICO Score Distribution – Entire Portfolio December 31, 2006 1% 11% 43% 30% 15% 0 - 620 621 - 660 661 - 710 711 - 760 761 Plus

Residential Risk Management – Appraisal Reviews
Residential Risk Management reviews appraisals prepared
by an independent and licensed appraiser:
If the loan amount is over $650,000 a desk review by the In-House
Appraisal Department is required in addition to the appraisal
If the loan amount is over $1,500,000 and up to $2,000,000, a field review is required and both reports are reviewed by the In-House
Appraisal Department
If the loan amount is over $2,000,000, a second appraisal is required.
The second report cannot be from the same appraisal company and both reports are reviewed by the In-House Appraisal Department

Residential Risk Management – Appraisal Reviews
For multi family properties (2-4 units) with an LTV of 70% and above
Cash-out refinance loans with an LTV of 75% and above if the property to secure the loan is a condominium and/or investment property
Any report where the original appraiser has identified the
neighborhood where the property is located as “declining” in value
Any report where the underwriter has concerns of value
conclusions, report preparation or is uncomfortable with regard to any aspect of the

Credit Policy
Recommends, reviews, revises and administers the credit
policies and procedures
Manages the loan approval process through the execution
and control of lending authorities
Underwrites/recommends appropriate loan structures
Prepares full credit analysis of new and renewed deals
Determines on going covenant compliance on all loans
Works with officers to ensure loans are closed in accordance with approval conditions
Orders and reviews appraisals and maintains approved
appraiser list
Reviews and approves environmental reports and outside
field audits

Credit Policy
Provides post closing administration for all construction loans including all disbursements
Maintains daily accounting of ABL loans including
disbursements, cash collateral and lockbox controls
Maintains credit files organized and current
Maintains tickler on all financial statements, insurance filings, etc
Monitors and tracks level of policy exceptions
Provides daily, weekly, monthly etc. reporting to officers, lending managers, committees, executive officers and Board of Directors
Monitors the quality of the commercial loan portfolio through its participation in the monthly Portfolio Management Committee
Meetings
Coordinates Officer Training Program

Special Assets
Rehabilitates weak or deteriorating commercial
loans to minimize losses
Directs collection efforts to reduce loan
delinquencies
Manages the foreclosure process unit and
coordinates all outside attorneys
Maintains and disposes of all OREO properties
with the goal of maximizing recoveries

Loan Review
Determines credit quality of the bank’s commercial loan
portfolio through quarterly reviews
Measures compliance with established loan policies and
procedures and with laws and regulations
Reports of findings, conclusions and recommendations to
the Audit Committee

Residential Lending Robert Green Executive Vice President

About Residential Lending
Wholesale lending provides residential mortgage loans
through a large network of approved mortgage brokers
throughout the country
We accomplish this with nine regional operations centers,
strategically placed to service multi-state geography:
- Miami Lakes, FL - Scottsdale, AZ
- Delray Beach, FL - Concord, CA
- Tampa, FL - Warwick, RI,
- Schaumburg, IL - Portland, OR
- Fairfax, VA

BankUnited

Wholesale Lending Centers

9
8
7
6
5
4
3
2
1

Wholesale Lending Center Legend:

1. Miami, FL
2. Delray Beach, FL
3. Tampa, FL- Southeast Region: Provides service to the following states: FL, GA, MS, TN, NC and SC
4. Fairfax, VA- Mid-Atlantic Region: Provides service to the following states: VA, MD, DE, DC, NJ, PA and CT
5. Providence, RI- Northeast Region: Provides service to the following states: RI, MA, ME, NH, VT, CT and NY
6. Chicago, IL- Midwest Region: Provides service to the following states: IL, IN, KS, KY, MI, MN, MO, OH, WV and WI
7. Scottsdale, AZ- Southwest Region: Provides service to the following states: AZ, CO, NM, NV and UT
8. Concord, CA- Western Region: Provides service to all of CA
9. Portland, OR- Northwest Region: Provides service to OR, WA and ID

Our Product Offering
We offer a full menu of diverse products that meet
the unique needs of borrowers and brokers
Our product line includes:
“A” Paper products
Traditional adjustable rate mortgages
Option ARM mortgages
Fixed-rate mortgages
Emerging market/ affordable lending products
NO SUB-PRIME

Our History and Growth
1984
BankUnited FSB is founded
1994
Wholesale Lending
division is established
2007
• 9 lending centers providing
service to 39 states
•Web-based loan submission
•Paperless processing
2002
•National expansion
•Established infrastructure
to support growth
1998
Begin product expansion,
including Option ARMs

Our Vision
To be an efficient, quick to market mortgage lender
that employs technology, automation and
experienced staff empowered to make common
sense decisions.  To compete effectively in both an
economies of scale model for salable loans and to
capitalize on our expertise with higher profitability
portfolio and exception loans.  The long term
objective is to achieve sustainable profitable growth
with a strong return on investment and positive cash
flows.

Our Competitive Advantage?
A self-contained unit backed and supported by the largest
bank headquartered in Florida
Best of both worlds - large enough to compete with major
industry players, but flexible enough to make quick and timely changes and decisions
Ability to grow production without sacrificing credit quality

Our Commitment to Quality
Broker selection and management
Account Executives interview and qualify broker
Broker Administration department performs various background checks
Broker scorecard – used to continually assess the performance and profitability of brokers
Credit quality process
Determines and regulates signing authorities
In-house review of 10% of all closed loans
Feedback and training provided to staff
In-house appraiser in each lending center

Our Production $1.9 $2.5 $3.8 $5.4 $1.2 FY 03 FY 04 FY 05 FY 06 Q1 07 Wholesale Loan Production (Billions)

Conclusion Committed to responsible growth without sacrificing credit quality Continuously provide products to borrowers and our brokers to meet their needs

Neighborhood Banking Carlos Fernandez-Guzman Senior Executive Vice President

Presentation Outline
Organizational Structure and Key Team Member Background
Our People
The Florida Market
Micro Market Strategy - A Neighborhood Banking Model
Our Neighborhood Banking Model
Lifestyle Segmentation
Segments that Comprise BankUnited’s Customer Base
Neighborhood Banking – A Success Story
Household Growth
Growth in Desired Lifestyle Segments
Q & A

Our People
Our team is comprised of highly motivated and
experienced professionals.  We recruit individuals who
have tenure in the market and therefore understand the
unique nuances of our geography, cultural diversity and
customer’s needs.
In addition to recruiting seasoned veterans, our
management training program and retail fast track program
are designed to internally groom the BankUnited
Neighborhood Bankers of tomorrow.  Both programs afford
recent university graduates the opportunity of completing
extensive credit training and/or neighborhood banking
training.  This prepares them to  step into entry level
management roles within the organization.

Our People
Our people are:
–
Seasoned Professionals
–
Understand nuances of their respective neighborhood markets
–
Empowered to deliver the bank
–
Compensated according to the holistic performance of their
neighborhood centers
–
Understand lifestyle segmentation and use a consultative
approach to determine customer needs – they sell to needs
–
Expected to take leadership roles in community activities within the neighborhoods they serve
–
Provided with resources to support neighborhood community
initiatives and launch localized marketing initiatives
–
Live, play and work in the markets they serve – they are our customer’s neighbors

The Florida Banking Market
There are 328 banking organizations in Florida
These organizations operate 5,310 banking offices throughout the State
Florida is among the most highly competitive banking market in the Country
Florida banking deposits at June 30, 2006 were $363.4 billion
The top ten banking organizations doing business in Florida control over
70% of the Florida banking deposits
Only ONE Banking Organization in the top ten is Florida headquartered -
BankUnited
Source: Annual FDIC Summary of Deposits Survey, June 30, 2006

The Florida Market – A Household Perspective
5.4% 375,540 Downscale Retired
8.5% 592,893 Lower Market
9.0% 623,182 Midscale Retired
28.8% 2,003,174 Mass Market
14.8% 1,027,970 Lower Affluent
19.0% 1,317,793 Upper Affluent
11.3% 783,035 Upscale Retired
3.3% 228,831 Wealth Market
100.0% 6,952,418 Florida
% of total Households
Source: Claritas P$ycle Household Financial Segmentation

Micro Market Strategy – A Neighborhood Banking Model
Nine of the top ten banking Organizations in Florida can best be described a mass market players
On average, they operate 321 banking offices each
The top two – Bank of America and Wachovia – operate 1,502 banking offices statewide
The mass market space in Florida is crowded and over served – the play in Florida is to be a niche player
On June 30, 2006 BankUnited operated 73 banking offices throughout the
State, today that number is 78
BankUnited is not a mass market player - we utilize a Neighborhood
Banking Model to achieve growth by acquiring and deepening
relationships

Our Neighborhood Banking Model
Focuses less on the number of accounts opened and places higher value on the number of household relationships gained
Deepening relationships is a key measure of success – we want to be customer’s primary bank
Treats each relationship as the universe of one
Defines the Neighborhoods as a two mile radius around our neighborhood banking offices – Core
Market Area (CMA)
Currently defines our cumulative market area as approximately 150 zip codes throughout our footprint
Uses regionalized pricing to achieve competitiveness down to the neighborhood level
Utilizes lifestyle market segmentation to guide targeted marketing and sales initiatives, as well as, to predict and model product/service purchase propensities
Understands that lifestyle stages best define specific financial needs/goals
Focuses our efforts on those lifestyle segments we know we serve best

Lifestyle Segmentation
Income < $15,000, Deposit Products
"Low Income Seniors"
Downscale
Retired
Income < $15,000, Basic Deposit Products
"Lower Income Households" Lower Market
IPA<1 Million, Deposit and Investment Products
"Middle Income Seniors" Midscale Retired
Young Families with Children, Heavy Users of Credit Products
"Middle Income Households" Mass Market
Managers, Experienced Craftsmen, All Banking Products, but modest balances
"Upper Middle Income Households" Lower Affluent
Executives, Professionals & Small Business Owners, All Banking and Investment Products
"High Income Households" Upper Affluent
IPA<1 Million, Deposit, Investment & Credit Products
"Affluent Seniors" Upscale Retired
IPA>$1 Million, Deposits, Investments & Private Banking
"Millionaires" Wealth Market
Source: Claritas P$ycle Household Financial Segmentation

Lifestyle Segments that make up BankUnited’s Customer Base
Wealth Market 5.7%
Upscale Retired 27.3%
Upper Affluent 23.5%
Lower Affluent 7.4%
Mass Market 9.9%
Midscale Retired 14.0%
Lower Market 2.5%
Downscale Retired 9.7%

Neighborhood Banking - A Success Story
From June 30, 2005 to June 30, 2006 Florida’s
Banking Deposits grew by 6.01%
During the same period the Top Ten Banking
Organizations grew deposits by 3.47%
BankUnited grew deposits by 38.58%
BankUnited moved from 12
th
in the State to 9
th
During this period BankUnited opened eighteen new
Neighborhood Banking Centers
Source: FDIC Summary of Deposits Survey Report data for June 30, 2006

Household Growth
46% 1,079 77% 2,330 83% 3,409 IRA Households
68% 15,073 74% 22,011 80% 37,084 CD Households
37% 5,659 75% 15,304 81% 20,963 SAV Households
105% 623 68% 591 78% 1,214 MMA Households
35% 8,341 71% 23,838 77% 32,179 DDA Households
37% 18,332 70% 49,243 74% 67,575 Households
% Change 15 mo. Change % of total 9/30/2005 % of total 12/31/2006 NBG/CMA
36% 1,099 3,033 4,132 IRA Households
54% 16,266 29,935 46,201 CD Households
27% 5,429 20,380 25,809 SAV Households
79% 685 872 1,557 MMA Households
24% 8,078 33,782 41,860 DDA Households
29% 20,228 70,501 90,729 Households
% Change 15 mo. Change 9/30/2005 12/31/2006 NBG Total

Growth in desired Lifestyle Segments
-0.9% 10.6% 9.7% Downscale Retired
-1.0% 3.5% 2.5% Lower Market
0.6% 13.4% 14.0% Midscale Retired
-3.7% 13.6% 9.9% Mass Market
-1.9% 9.3% 7.4% Lower Affluent
1.0% 22.5% 23.5% Upper Affluent
4.8% 22.6% 27.3% Upscale Retired
1.2% 4.5% 5.7% Wealth Market
change 9/30/2005 12/31/2006 CMA Households

Neighborhood Banking Group Q & A

Wealth Management Hunt Deutsch Executive Vice President

Prior Environment
Wealth Management departments were structured under
Neighborhood Banking which led to:
Untapped market opportunities
Underperformance of BUFS
Limited investment and insurance offerings and vendor support
Lack of International Investment offerings
Recommend initiatives to Wealth Management
performance and contribution to BankUnited’s exceptional
growth and earnings

Development of Wealth Mgmt Division
Created a Wealth Management Division composed of
Domestic and International Private Banking and
BankUnited Financial Service (BUFS) - brokerage &
insurance
Wealth Management is differentiated by a “high-
touch” approach fostering a trusted banker/client
relationship through experienced professionals
allowing BankUnited to gain a greater share of wallet
through a broader portfolio of needs based products
and services

Wealth Management Objectives
Evaluate Wealth Management capabilities and
recommend ways to optimize bottom line contribution
by:
Aggressive target marketing and sales
Cross sell synergies between lines of business
High value offerings to clients and prospects in target
markets

Key Initiatives and Strategy
Implemented a “Best-In-Class” Open Architecture, separate
Account Management platform with 328 managers available
Recruited a Regional Domestic Private Banking Manager
responsible for Broward and Palm Beach
Opened a new Domestic Private Banking office in Boca
Raton to target the Palm Beach County Market
Recruited two Investment Specialists to support Domestic
and International Private Banking expanded investment
products

Sources of Talent
Recruited a new BUFS Senior Vice President & Program Manager
Previously the Florida District Manager with Countrywide Investment
Services (2005-2006)
Program Director, Vice President of Independent Financial Marketing
Group with Astoria Federal Savings in New York (1999-2004)
Program Director, Eastern Regional Vice President of Independent
Financial Marketing Group with Corestates Bank (1996-1999)
Hired 13 Financial Consultant’s since June 2006
Average Experience of Private Bankers
–
Domestic 15 years
–
International 20 years

Dimensions
Wealth Management currently services more than
8,000 clients
CD’s represent 57% of the services utilized by the
wealthiest BankUnited customers and 63% are single
service households
Expanded Investment Cross-Sell from 7.9% for
Private Banking & less than 4.7% overall with clients
that have investable assets greater than $1MM
Significant opportunity to cross sell into the “Jumbo
Mortgage” client base within BankUnited’s primary
market area

Florida Market
BankUnited’s Greatest Near-Term Wealth
Opportunity
Households with 1MM in Investable Assets
Statewide 212,223 3.1%
BankUnited* 55,383 3.9%
* Micro Markets within 1.5 miles of a BankUnited branch

BankUnited’s Target Market
Wealthiest Florida Zip Codes (January 2007)
City           HNW Hhlds %
33480 Palm Beach 2763 44.00%
33496 Boca Raton 3776 38.72%
34108 Naples 3271 36.14%
33146 Miami 1339 33.76%
33156 Miami 3521 32.45%
33158 Miami 737 31.66%
34134 Bonita Springs 1883 25.02%
33327 Ft. Lauderdale 1396 20.68%
33418 Palm Beach Gardens 2361 16.57%
33434 Boca Raton 2077 19.78%

Florida Market Share Analysis
Households with 1M in Investable Assets
Comparative Penetration – Southeast Market
3.7% 4.3% 34,145 Boca –
Palm Beach
3.1% 2.9% 9,214 Broward-
Ft. Lauderdale
3.4% 2.5% 20,069 Miami-Dade
BU %
Segment 1
Hhlds
% of Total
Hhlds
Segment 1
# Hhlds
Region 1
Southeast

Target Market
The target market for BankUnited’s Wealth Management Division is affluent and wealthy households with investable assets from
$500,000 to $5,000,000
Experiencing rapid & sustained growth
Increasingly neglected by brokerage competitors and larger
banks
Complements BankUnited’s Residential mortgage strategy

Financial Performance
** BUFS income linked to 1Q ’07 to 4Q ’06 to revenue growth from
$581,567 to $954,506 - difference of $372,940, a 64% increase
8% $     1,093 $     1,011 Total Non-Interest
Income**
45% $ 321,339 $ 221,211 Average Deposits
48% $ 86,225 $ 58,151 Average Loans
% Change Fiscal Year
Q1 2007
(000’s)
Fiscal Year
Q1 2006
(000’s)

Financial Performance $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Average Loans 48% Growth Average Deposits 45% Growth FY Q1 2006 FY Q1 2007

Assets Under Management for BankUnited
Mutual Funds
6.26%
Brokerage
17.77%
Annuities
73.36%
Insurance
2.61%
$355,096,602 201 5,660 1,371 483 7,715 5,822
Total
Position/
Contract
Value
Insurance
Accts
Annuity
Accts
Brokerage
Accts
Mutual
Funds
Accts
Total
Accts
Total
Customer
Count

Key Initiatives & Strategies
Position BankUnited to capture HNW (High Net Worth) share in expanding target markets
Expand Licensed Banker program to provide all offices with
investment coverage
Expand Law Firm Specialty Group staffing and products to
include court restricted accounts, guardianships, and appointed as a court ordered depository for Debtor In Possession Accts
Develop differentiated products & pricing to support a
broadened Private Banking offering

Expand International Private Banking coverage from Argentina,
Venezuela, Ecuador, and Dominican Republic to Colombia,
Central America, Mexico, Chile, Peru, Bolivia, and the Caribbean
Coverage person has to have lived in the Country they cover
Reduce client attrition by 50% and improve cross sell ratio to 4
Implemented a company-wide sales campaign with “Go for the
Gold” referral standards, and incentives for transitioning qualified clients
Key Initiatives & Strategies

Vision To be a leading provider of Wealth Management products and the trusted advisor for clients in the BankUnited marketplace

Commercial Real Estate Clay Wilson Executive Vice President

Combined commercial real estate banking experience of 213 years
Combined loan administration experience of 82 years
Lending size of $1,000,000 - $35,000,000
Decision-making solely in Florida
Overview of Commercial Real Estate

Product Types Retail Industrial Single Family Acquisition and Development Apartments Secured Lines of Credit Land Acquisition Office Build-to-Suit Owner-Occupied

Lending Product Summary
Portfolio Lending
Construction, acquisition or refinance for professional real estate developers
Floating rate debt priced over Prime or LIBOR Index
1 – 3 year term
Mini-Permanent Lending
Up to 10-year term for acquisition or refinance of stabilized assets
Fixed rate spreads over Treasury or Swap Index
Brokerage capability to Wall Street conduit lenders

Commercial Real Estate Offices
- Coral Gables, FL
- Fort Lauderdale, FL
- Palm Beach/Treasure Coast
- Southwest FL  (Ft. Myers)
- Western FL (Sarasota)
BankUnited Headquarters
Coral Gables, FL
Real Estate Lending Focus

Building Client Relationships
Focus on Tier I clients as Commercial Credit expands into new market areas within geographic footprint of retail branch network
Provides a core level of business and clients
Provides referrals from relationships with existing clients
Provides high level of credit quality
Establishes credibility in the marketplace
Existing/Mature Markets
Fill-in market with breadth of developers
Compete with Community Banks and National Banks
Cross-sell customers
Market value added services based on client needs
“Consultant” role builds relationships with existing clients and prospects which helps in the differentiation process
Local decision making
Provide high level of service after the sale

Dollars (Thousands)

BankUnited
Banking For Locals, By Locals

Average Earning Assets
Commercial Real Estate
Average Earning Assets
FY 2002 - FY 2006
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
$550,000
$600,000
$650,000
FYE 2002 FYE 2003 FYE 2004 FYE 2005 FYE 2006
Year

Current Environment
Focus on credit
Additional monitoring of existing projects financed
Monitor clients portfolios to determine how the overall portfolio is performing
Challenges
Market cycle
Affordability
Insurance
Taxes
Focus/Strengths
Client differentiation
Florida decision making
Population growth
Job growth
Baby boomers

Finance Bert Lopez Senior Executive Vice President, Chief Financial Officer

Loan Sales
Although we originate for our portfolio, we have sold
or securitized excess production
Last quarter we sold $545MM of primarily Option
ARM loans for a gain of $5.6MM
We expect to sell a lesser amount of 25-30% of our
production
Gain on sale spread continues to be approximately
100bps for BankUnited’s product.  The market has
embraced our low CPRs and high credit quality

Capital Management
Low risk asset profile with over 90% of assets
backed by real estate collateral
With increased profitability, capital generation
has outpaced asset growth
BankUnited’s Tangible Equity to Tangible
Assets ratio was 5.47% at December 31,2006
Authorized share repurchase program of
3.0MM shares

Summary Points
Tony Villamil echoed what we believe, Florida
with it’s diverse economic influences and
nationally leading population and job growth
is the best banking market in the country
We have some challenges ahead of us, but
also nearly unlimited opportunity

Summary Points – Credit Quality
A focus on Credit Quality is a core discipline
of BankUnited's Strategy.
A strong history of properly managing risk
Vigorous underwriting standards which are
constantly evaluated and refined
Loan Loss Reserves reflect conservatively
underwritten, real estate collateralized loans
Provisions have far exceeded charge-offs (3.5x in
Q1)

Summary Points - Credit Quality
A focus on Credit Quality is a core tenet of
BankUnited's strategy
NPA ratio expected to be 60bps at March 2007,
possibly 80bps at September 2007
Given residential real estate collateral, losses are
not expected to substantially increase

Summary Points - Margin
Increasing margin while most entities are
contracting
The MTA has increased as expected and NIM is
now 2.35%
MTA will increase for the next few quarters, but at
a smaller pace
Mortgage production has declined however we
expect to maintain our overall production levels
through new products offerings and opening new
offices.

Summary Points - Margin
Increasing margin while most entities are
contracting
Focus on funding side of the margin through the
targeted initiatives of Neighborhood Banking and
the other areas
Additional offices will help drive deposit growth

Summary Points Increasing Non-Interest Income is a focus for all areas Tighter expense controls are in place and we expect that they will lower the rate of expense growth

Earnings and Valuation
Earnings per share have shown continual
improvement with a 4-year CAGR of 22%.
BankUnited is the largest asset and deposit
franchise headquartered in Florida.
Undervalued to peers based on various
metrics
Price to tangible book of 1.3 times
Low deposit premium valuation of 5%

BankUnited's Strategy
Build successful Florida community bank complemented by a national residential lending business anchored in Florida
High quality credit culture
Customer service
Local delivery
Experienced and trained managers

BankUnited Financial Corporation Thank you for your participation.